                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: October 27, 2003
                        --------------------------------

                                  BAYLAKE CORP.
                                  -------------
             (Exact name of Registrant as specified in its charter)

          Wisconsin                                               39-1268055
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(State or other jurisdiction of                              (I.R.S. Employer
incorporated or organization)                                Identification No.)

217 North Fourth Avenue., Sturgeon Bay,  WI                          54235
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone number, including area code:             (920)-743-5551
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2003, the Registrant issued a press release announcing the registrant's earnings for the three and nine months ended September 2003.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BAYLAKE CORP.

Date:  October 27, 2003                    By: /s/ Steven D. Jennerjohn
                                              -------------------------
                                              Steven D. Jennerjohn,
                                              Chief Financial Officer

                                 Exhibit Index


Exhibit No.                Description
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Exhibit 99.1               Press release dated October 27, 2003